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Automatic Data Processing, Inc.

(Name of Registrant as Specified In Its Charter)

William A. Ackman

Veronica M. Hagen

V. Paul Unruh

Pershing Square Capital Management, L.P.

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Pershing Square Capital Management, L.P. and certain affiliates posted the following presentation relating to Automatic Data Processing, Inc. on www.ADPascending.com:

Pershing Square’s Response To ADP’s September 12th Investor Presentation September 25, 2017

Disclaimer The information contained in this presentation (“Information”) is based on publicly available information about Automatic Data Processing, Inc. (“ADP” or the “Company”), which has not been independently verified by Pershing Square Capital Management, L.P. ("Pershing Square"). Pershing Square recognizes that there may be confidential or otherwise non-public information in the possession of ADP or others that could lead ADP or others to disagree with Pershing Square’s conclusions. This presentation and the Information is not a recommendation or solicitation to buy or sell any securities. The analyses provided may include certain forward-looking statements, estimates and projections prepared with respect to, among other things, general economic and market conditions, changes in management, changes in Board (defined below) composition, actions of ADP and its subsidiaries or competitors, the ability to implement business strategies and plans and pursue business opportunities in the human capital management industry. Such forward-looking statements, estimates, and projections reflect various assumptions by Pershing Square concerning anticipated results that are inherently subject to significant uncertainties and contingencies and have been included solely for illustrative purposes, including those risks and uncertainties detailed in the continuous disclosure and other filings of ADP with the Securities and Exchange Commission (“SEC”) at www.sec.gov. No representations, express or implied, are made as to the accuracy or completeness of such forward-looking statements, estimates or projections or with respect to any other materials herein. Actual results may vary materially from the estimates and projected results contained herein. The information contained in this presentation is made available exclusively by Pershing Square and not by or on behalf of ADP or its affiliates or subsidiaries or any other person. While certain funds managed by Pershing Square and its affiliates have invested in common shares of, and/or derivatives referencing, ADP and certain principals of Pershing Square may stand for election to serve on the board of directors of ADP, Pershing Square is not an affiliate of ADP and neither Pershing Square nor its principals or representatives are authorized to disseminate any information for or on behalf of ADP, and nor do we purport to do so. Pershing Square manages funds that are in the business of trading – buying and selling – securities and financial instruments. It is possible that there will be developments in the future that cause Pershing Square to change its position regarding ADP. Pershing Square may buy, sell, cover or otherwise change the form of its investment in ADP for any reason. Pershing Square hereby disclaims any duty to provide any updates or changes to the analyses contained herein including, without limitation, the manner or type of any Pershing Square investment. The Information does not purport to include all information that may be material with respect to ADP, Pershing Square’s proposed slate of directors, or any other matter. Thus, shareholders and others should conduct their own independent investigation and analysis of ADP, the proposed slate of directors, and the Information. Except where otherwise indicated, the Information speaks as of the date hereof. This presentation is neither an offer to purchase nor a solicitation of an offer to sell any securities of any investment funds managed by Pershing Square, ADP or any other person. This presentation relates to Pershing Square’s solicitation of proxies in connection with the 2017 annual meeting (the “Annual Meeting”) of stockholders of ADP. Pershing Square and certain of its affiliated funds have filed a definitive proxy statement and an accompanying GOLD proxy card with the SEC to be used to solicit proxies in connection with the Annual Meeting and the election of a slate of director nominees at the Annual Meeting (the “Solicitation”). PERSHING SQUARE STRONGLY ADVISES ALL STOCKHOLDERS OF ADP TO READ THE DEFINITIVE PROXY STATEMENT, ANY AMENDMENTS OR SUPPLEMENTS TO SUCH PROXY STATEMENT AND OTHER PROXY MATERIALS RELATED TO THE SOLICITATION WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PERSONS WHO MAY BE DEEMED PARTICIPANTS IN THE SOLICITATION. SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEBSITE AT WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THIS PROXY SOLICITATION WILL PROVIDE COPIES OF THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS WITHOUT CHARGE, WHEN AVAILABLE, UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE PARTICIPANTS’ PROXY SOLICITOR, D.F. KING & CO., INC., 48 WALL STREET, 22ND FLOOR, NEW YORK, NEW YORK 10005 (CALL COLLECT: (212) 269-5550; CALL TOLL FREE: (866) 342-1635) OR EMAIL: ADP@DFKING.COM. William A. Ackman, Veronica M. Hagen, V. Paul Unruh, Pershing Square, PS Management GP, LLC (“PS Management”), Pershing Square, L.P., Pershing Square II, L.P., Pershing Square International, Ltd., Pershing Square Holdings, Ltd., and Pershing Square VI Master, L.P., may be deemed “participants” under SEC rules in the Solicitation. William A. Ackman, Pershing Square, and PS Management may be deemed to beneficially own the equity securities of ADP described in Pershing Square’s statement on Schedule 13D initially filed with the SEC on August 7, 2017 (the “Schedule 13D”), as it may be amended from time to time. Except as described in the Schedule 13D and the definitive proxy statement, none of the individuals listed above has a direct or indirect interest, by security holdings or otherwise, in ADP or the matters to be acted upon, if any, in connection with the Annual Meeting.

On September 12th, ADP responded to Pershing Square and released its “Transformation Plan,” which: Is an affirmation of the status quo Fails to address critical deficiencies and the magnitude of the opportunity for improvement Selectively focuses on certain, often incorrect, data points and ignores others to support ADP’s case for the status quo Attempts to discredit the messenger, rather than addressing the substance of the message ADP’s Response and “Transformation Plan” Are Arguments For The Status Quo And No Improvement “[ADP’s] rebuttal was, in our view, a confident, well-articulated, detailed, reiteration of the status quo for ADP, providing plenty of insightful incremental data points and disclosures, but no material change to the financial outlook for the company. ADP established three-year guidance for the first time, but the guidance was consistent with its already-disseminated FY18 guidance and long-term business model.” (1) (Emphasis added)- Lisa Ellis, Bernstein (Sep 13, 2017) ADP’s response is an attempt to deflect and distract attention away from the key question for shareholders – Is ADP achieving its full potential? ________________________________________________ Permission to use quotations throughout this presentation neither sought nor obtained.

ADP’s Response Misses The Point

ADP’s presentation qualitatively describes significant business progress underway across many work streams Much of ADP’s analysis, however, fails to address the substance of our arguments or the magnitude of the opportunity for improvement

ADP Highlights Relative Labor Productivity Gains

ADP Representation

"Investments in Technology and Service Are Yielding Productivity Gains"



Gross Revenue / FTE
$'000s
2.2% CAGR
188
215
1.4% CAGR
149
162
FY11
FY17
Net Operational Revenue (1)
Represents Gross Revenue/FTE including Pass-Throughs and Client Funds

Pershing Square Observations

The Bigger Picture Points Ignored by ADP

- ADP's net operational labor productivity of $162k massively trails competitors' labor productivity metrics which average $223k
- ADP's claimed ~1% labor productivity CAGR significantly trails PAYX's ~5% labor productivity CAGR over the same period

Additional Context

- As presented, ADP's ~1% labor productivity gains include the benefit of PEO mix-shift; Employer Services' labor productivity has actually declined
- ADP's productivity declined through the FY 2009-2010 recession period. By using FY 2011 as the starting point, ADP overstates productivity gains. When measured across the cycle (from FY 2009), productivity is essentially flat

ADP's Net Operational Revenue per employee of $162k massively trails competitors' labor productivity which averages $223k

5

ADP Labor Productivity Trails Competitors’ Significantly – a Fact ADP Ignores Entirely Why is ADP’s labor productivity a fraction of its direct competitors’ despite its significantly larger scale? Net Operational Revenue per Employee(1) ________________________________________________ Note: Based on latest fiscal year end, as relevant. Note: Kronos produces operational revenue per employee of $240k. Net operational revenue excludes float income (“Funds Held for Clients”) and PEO Services pass-through costs (~$2.6bn for ADP, estimated at $165m for Paychex).

ADP Touts its Service Alignment Initiative ADP quantified for the first time the benefit of its Service Alignment Initiative. However, the “0.5-1.5%” “operational” margin uplift targeted suggests little benefit from this initiative Note that the stated uplift includes 20bps of duplicative costs depressing the starting base(1) Why does a ~$100m+ multi-year plan to close 68 disparate sub-scale service centers only deliver 30-120bps of normalized margin uplift? Why does the Service Alignment Initiative not increase labor efficiency due to the various initiatives management claims to have underway, such as product self-service? ADP Representation Pershing Square Observations The Service Alignment Initiative is a good first step, but management is not capturing a large enough benefit from this initiative “FACT: ADP proactively recognized the opportunity to streamline its corporate structure several years ago and launched its Service Alignment Initiative in FY16 in response To date, ADP has exited a net 29 service locations for a reduction of 1/3 in total service locations ADP expects to exit 68 service locations by the end of the Service Alignment Initiative” ________________________________________________ According to management commentary, stated 2017 margins include 20bps of expense from dual operations. (Source: Q4’2017 Earnings Call)

ADP Touts its Increased Innovation R&D Spend

ADP Representation	Pershing Square Observations

"We Have Increased Overall R&D Spend While Significantly Shifting Our Investment Towards Innovation"



ADP Global R&D Spend ($M) (1)(2)
Maintenance
Innovation
8% CAGR
859
538 (3)
410
388
450
150
20% CAGR
FY11
FY17
28%
52%
Innovation as a % of Total R&D Spend

Legacy Technology Spend Has *Increased* Since FY 2011

- ADP's legacy technology expense has actually *increased* since FY 2011, despite ADP having "retired / divested 13 major legacy platforms"[1] over the same time period
- ADP's *legacy* R&D spend alone is a multiple of most competitors *entire* technology budgets – e.g., Ultimate Software spent $159m in total R&D in 2016

Increased spending on innovation R&D should be measured on a results-driven basis

- ADP notes ~1k of ADP's associates in Innovation Labs
  - Represent only a small fraction (11%) of *~9k total employees* in R&D and technology[2]
- What are the results of this spend? Why doesn't ADP have world-class Enterprise HCM, Time & Attendance and other critical products? When will it deliver these products?

What is an appropriate level of legacy spend? Why is ADP not committing to reducing it? What is an appropriate timeframe for doing so?

(1) ADP Investor Presentation. September 12, 2017. Page 19.
(2) ADP's CTO noted in an August 22, 2017 Forbes article that ADP has 9,000 people in Global Products and Technology including 6,000 focused on R&D and 3,000 on Infrastructure and Operations.

8

ADP Claims to be “Refreshing and Engaging” Talent None of ADP’s senior operating executives has worked at another company in the last decade, and their average tenure at ADP is ~20 years Limited, if any, outside perspectives in the senior executive ranks CEO Carlos Rodriguez’s team consists almost entirely of executives who rose up through the ranks alongside him Many of ADP’s direct competitors rank among the best places to work in the country, according to prestigious lists such as the Fortune 100 Best Companies to Work For, while ADP is notably absent from this list ADP’s overall employee ratings and satisfaction metrics rank last or second-to-last among peers according to employee review website Glassdoor ADP Representation Pershing Square Observations If “refresh[ed] talent” is important, why is it not present in the senior leadership ranks? Wouldn’t outside perspectives be a valuable attribute to the executive management team? Why doesn’t ADP have best-in-class employee engagement? “Refreshing and Engaging Talent: Infused external talent at all levels including ~30% of executive level hires Turned over >50% of executives in the last 5 years (only 1 in 4 were voluntary) Increased associate engagement survey results by +3 points year-over-year to near top-quartile”

ADP Defends its Track Record of Flat “Comparable” Client Counts in Enterprise ADP introduced a new metric – “comparable up-market clients” (the definition of which is undisclosed) – which it claims have been “largely consistent” Regardless of the Enterprise client count: Absolute Enterprise revenue has declined ~10% since FY 2009, despite significant industry growth Enterprise revenue has declined as a percent of ES revenue from ~30% in FY 2009 to ~20% today While ADP’s total domestic client count has expanded ~20% since 2009, total domestic pays has only expanded ~8%(1) (against a positive economic backdrop of 2% pays-per-control CAGR) suggesting a negative client mix-shift due to Enterprise account losses ADP often retains the payroll account while losing the HCM upsell to competitors – this is a poor long-term strategy ADP Representation Pershing Square Observations Why is Enterprise revenue declining? Should ADP be praised for achieving “largely consistent” “comparable up-market clients” trends against a backdrop of significant industry growth? Why doesn’t ADP have a world-class Enterprise HCM product? This is both misleading and ignores the more important point… “FACT: ADP’s total number of comparable up-market clients between FY09 and FY17 has remained largely consistent Today ADP serves approximately 3,000 HCM clients with more than 1,000 employees” ________________________________________________ ADP’s 2009 Analyst day notes 24m domestic pays (33m total pays minus 9m international pays). ADP’s 2017 10K notes 26m domestic pays.

ADP's Stated Bookings Do Not Reconcile with ADP's Illustrative Revenue Bridge

ADP's reported bookings don't reconcile with changes in annual revenue – we believe bookings include non-economic drivers



Includes:
• PEO Pass-Throughs(3)
• Client Funds Allocations at *assumed* 4.5%?
• Other?
Blended retention ~89%
$8,954
($923)
($117)
$7,914
$100
$90
$1,700
$9,804
($450)
$9,354
Net Revenue (FY 2016)
(-) Churn
(-) Asset Dispositions & FX (1)
Adjusted Revenue Base
Est. Pays-Per-Control
Est. Net Price
Bookings(2)
Implied Revenue
Unexplained Delta
Net Revenue (FY 2017)

"[W]e are still having trouble reconciling the reported bookings dollars to the reported growth rates."
- David Grossman, Stifel (Aug 28, 2017)

We believe there is non-economic revenue included in bookings – including, but not limited to, PEO pass-throughs and Client Funds interest allocations (at an assumed 4.5% rate) – ADP has been unwilling to explain this discrepancy

(1) ADP's 10K notes "Our revenues, as reported, increased 6% in fiscal 2017, which includes one percentage point of pressure from the net impact of acquisitions, the disposition of our CHSA and COBRA businesses and foreign currency translation."
(2) Average of FY 2016 and FY 2017 given the delay between bookings and billings.
(3) Estimate ~$100m of workers compensation and SUI related pass-though bookings, based on sell side analyst commentary.

11

What is in ADP's Bookings?

ADP Representation

ADP Representation	Fact
✗ ADP Inflates New Business Bookings by Including Zero Margin Pass-Throughs	**FACT: ADP has never stated that new business bookings included zero-margin pass-throughs** ✓ ADP has grown new business bookings while driving efficiencies through more inbound sales ✓ ADP saw $1.65B in new business bookings in FY17

Pershing Square Observations

- **ADP's reported Bookings – a non-GAAP, undefined metric – does not tie with ADP's revenue bridge**
- **Pershing Square originally highlighted that bookings likely included some or all PEO pass-throughs. ADP management publically disagreed with our claim:**

> *"CNBC (August 21, 2017): "[O]n our new business bookings number, apparently [Pershing Square has] come to the conclusion that we somehow included the pass-throughs of our PEO business in the bookings results, which is not accurate."* **- Mr. Rodriguez, CEO (Aug 21, 2017)**

- **ADP has now confirmed that bookings include at least some PEO pass-through revenue.(1) ADP is now distinguishing between "zero-margin pass-throughs" and pass-throughs where ADP earns a nominal margin (ostensibly workers compensation and State Unemployment Insurance ("SUI"))(1)**

What other non-economic revenue is included in bookings? Why doesn't it tie to revenue?

- **Is it Client Funds interest? If so, at 1.7% or 4.5%?**
- **Client Funds allocations in segment revenue have a direct corporate offset; bookings as presented would not**

(1) Estimate ~$100m of workers compensation and SUI related pass-though bookings, based on sell side analyst commentary.

12

Measuring productivity through FY 2016 presents an incomplete picture as 2016 was inflated by ACA-related activity, and ignores productivity declines in FY 2017/18 Reported bookings include non-economic bookings, overstating salesforce productivity ADP’s salesforce productivity trails competitors (even on management’s headline bookings numbers), as shown in our original presentation, a fact ADP does not address: ADP Defends Its Sales Productivity But Excludes FY 2017 In Its Calculation; ADP Trails All Competitors Why does ADP’s salesforce productivity significantly trail competitors? What are ADP’s actual economic bookings (exclusive of pass-throughs and fictitious allocations)? ADP Representation Pershing Square Observations “Optimizing Distribution: New business bookings growth from $1.1B in FY11 to $1.65B in FY17 Overall sales productivity increase of 27% from FY11 to FY16; invested heavily in Inside Sales in FY17 for future growth”

ADP attacks our CDK case study based on the non-sequitur that CDK’s Adjusted EBITDA adds back both stock-based compensation and restructuring charges If the goal of the comparison (at left) between ADP’s and CDK’s Adjusted EBITDA margins is to make the point that they are similar today (on an absolute basis), it is relevant to note that CDK’s margins are projected to expand by an additional ~800bps over the next 2 years ADP’s Margin Comparisons are Misleading ADP Representation “Is Pershing Square Looking at the Right Margin? ADP Margin Comparisons for Most Recent Fiscal Year” Pershing Square Observations CDK Global: “Remain committed to achieving target FY18 adjusted EBITDA margin of 35% and FY19 adjusted EBITDA exit margin of 40%” (FY Q3 2017) That being said…this misses the point of the CDK case study altogether +800bps

ADP Attempts to Obfuscate the CDK Case Study – Any Way You Cut It, CDK’s Performance Lagged Under ADP ADP’s comparison misses the point: Whether looked at on an Adjusted EBITDA or Adjusted EBIT margin basis, CDK’s margins increased massively after it was disposed of by ADP. CDK’s underperformance under ADP and massive outperformance after spinoff is an indictment of ADP’s current management’s and board’s oversight and execution CDK Global Margins Over Time (%) (1) ________________________________________________ Adjusted margins expensed stock-based compensation and D&A. 2014 EBIT adjusted to expense $16.8m of incremental costs associated with the formation of corporate departments as a stand-alone public company. These costs were incurred in fiscal 2016 and have been reflected as adjustments in fiscal 2014 to present these periods on a comparable basis. +1,900bps

You Can’t Have it Both Ways: ADP’s Usage of Select Data Points is Misleading ADP: “Compounded annual revenue growth of 7% over the last 5 years, with 580bps increase in net operational margins” ________________________________________________ Revenue growth includes PEO pass-throughs while stated margin expansion excludes pass-through, effectively inflating the stated true economic revenue growth. Gains achieved over a 6 year period (FY 2011 through FY 2017), not 5 years. Margins Calculated NET of PEO Pass-Throughs: The exclusion of pass-throughs increases stated margin expansion When presented this way, the following statement is true… Compounded annual revenue growth of 5.8% over the last 6 years, with 580bps increase in net operational margins (ex-float, ex pass-throughs) ADP picks and chooses inconsistent data points to generate misleading and intellectually dishonest conclusions Revenue Growth Calculated GROSS of PEO Pass-Throughs: Growth rate overstated relative to true net economic revenue growth When presented this way, the following statement is true… Compounded annual revenue growth of 7.3% over the last 6 years, with 380bps increase in operational margins (ex-float)

ADP’s “Transformation Plan”: Shareholders Should Demand More

ADP's "Transformation Plan" Delivers No Meaningful Improvement – Shareholders Should Demand More

Observations

- **Management's commitment to ~200bps of margin expansion over 3 years is slightly below to in-line with the Company's long-term plan**
- ~75% of the stated ~500bps of "Operational Margin Expansion" is coming from variables outside of management's control
- Some fraction of ADP's termed "Operating Leverage" directly nets out against the "Pass-Through Drag" bucket
- Targeted margin expansion is extremely limited and entirely inconsistent with management's own qualitative assessment of their "progress"

ADP's "Transformation Plan"



We Expect Margin Expansion of ~200 bps From FY17-FY20F
Operational Margin Expansion of ~500 bps From FY17-FY20F
Contributors to ADP's Margin Expansion
Adjusted EBIT Margin (1) (%)
FY18F down 50-25 bps
FY19F-20F ~200 bps expansion
Collectively 1.0% - 4.0%
20%
3.5-4.5%
0.0-1.0%
0.5-1.5%
0.5-1.5%
25-26%
0.0-0.5%
(3.5-4.5%)
21-22%
FY17
Operating Leverage
Platform Migrations
Service Alignment Initiative
Productivity Initiatives
FY20F (2)
Client Funds
FY17-20F Pass-Through Drag
FY20F

<u>Not true like-for-like operating leverage</u>: Includes both PEO mix-shift *and* the mathematical impact of stripping out pass-through revenue

Inconsistent with ADP's assertion that SMB margins doubled post-migration and "Small Business Market Transformation" and ADP's claim that the Company "Anticipate[s] Similar Benefits in Mid- and Up-Markets"

Includes ~20bps of "dual operations" expense already embedded in the FY17 starting base

Note: Emphasis added.

18

The Numbers Don’t Add Up With Management’s Plan ADP’s Self-Described SMB Transformation ________________________________________________ Note: Emphasis added. ADP claims to have doubled SMB margins while growing the topline 8% and improving retention by 320bps The company notes they “Anticipate Similar Benefits in Mid- and Up-Markets” Yet, ADP’s Plan reflects de minimus anticipated benefits from platform migrations, most notably in the Mid-market, in its projections Observations

Why is management not committing to margin improvement from platform migrations? For years, ADP has been highlighting efficiency opportunities post-migrations: ADP is set to complete Workforce Now platform migrations in the mid-market later this year, representing ~$3bn+ of revenue Despite this, ADP’s margin expansion bridge identifies a mere 0.0-1.0% margin uplift from the current base through FY 2020 from “Platform Migrations” ADP is Not Delivering Sufficient Benefits From Platform Migrations Management should be held accountable to deliver margin expansion from platform migrations which, based on the company’s own statements, is clearly available to be captured Carlos Rodriguez, ADP President & CEO “But what's not so obvious and was the gist of the question, which is a great one is, I believe that the biggest leverage of this kind of simplification of our rationalization of platform is on the back office, the service costs, training costs, the frictional cost of selling…So we believe, based on some experience on conversions or migrations that we've already done, that there is a lot of potential operating leverage, not necessarily in the R&D side, but more on the operating costs side.” Bernstein Strategic Decisions Conference, May 29, 2013

ADP's Long-Term Plan Claims ~500bps of Margin Expansion, Yet Its Plan Implies Only ~300bps

ADP's Claim	Reality
"Operational Margin Expansion of ~500 bps From FY17-FY20F"	✖

- ✗ **ADP claims to generate ~500bps of operational margin expansion from FY17 through FY20, but that's not true**

ADP's current plan calls for ~300bps of net operational margin expansion

- ✗ **ADP's cadence of operational margin expansion (300bps over 3 years) is consistent with its historical results**
- ✗ **~30% of the total net margin improvement is driven by PEO mix-shift, NOT underlying Employer Service margin expansion**

> *"ADP's margin guidance appears to only anticipate ~200bps expansion in employer services (the rest from the PEO), which we view as low… We believe there is sufficient evidence to suggest some additional margin expansion in employer services is likely doable."* - **Lisa Ellis, Bernstein (Sep 19, 2017)**

- ✗ **Projected Employer Services flow-through margins of ~34% are largely consistent with historical results, *despite the inclusion of ongoing productivity initiatives (Service Alignment Initiative, platform migrations, etc.)***

On the next page, we deconstruct ADP's transformation plan

21

Deconstructing ADP’s Long-Term Operating Plan Note: Blue boxes represent mid-point of ADP’s long-term plan. Green boxes represent PSCM assumptions. Red boxes denote a highlighted output. ~300bps of net operational margin expansion ADP’s Long Term Plan ES margins expanding only ~220bps

Why is ADP Unwilling to Achieve its True Potential? Current initiatives should be paired with a more comprehensive plan to achieve ADP’s full structural potential ADP has additional opportunities to improve performance, including: Corporate restructuring / reducing legacy silos / spans-and-layers Design products for self-sufficiency; restructure support organization, reduce labor intensity Implementation automation Back-end technology improvements Reduced spending on legacy platforms Technology and innovation leadership While ADP claims to have some elements of these workstreams underway, while entirely ignoring others, the company has made no commitment to deliver on the margin improvement these changes should drive

ADP has Refused to Disclose its ES Sub-Segment Margins

- ADP directly competes with Paychex, mostly in SMB
- If ADP's ~$2bn SMB business had Paychex's ~41% SMB margin,(1) it would achieve ~$820mm of operating profit from this sub-segment alone. This would imply the rest of the Employer Services business earns only ~12% operating margins on $6.5bn of revenue



Implied Employer Services Margin Ex-SMB
$9,000
$7,500
$6,000
$4,500
$3,000
$1,500
$0
$8,518
$6,518
$2,000
x41%
19%
Implies ES Ex-SMB Margins of 12%
Net Operational Revenue
Operational Profit
ADP SMB @ Paychex Profitability
Implied All Other

(1) Excludes float income. Paychex margins exclude pass-through costs. ADP's ~19% margins allocate corporate overhead as a percent of net operational revenue.

24

The delta in growth rate between ADP SMB and Paychex is not meaningful enough to explain a significant margin differential in SMB, and should be more than offset by ADP’s higher retention The fact that growth suppresses HCM margins is a point we made in our original presentation (pp.68-70). ADP should have high absolute margins in the Mid- and Up-Market given their slow growth. These segment margins should also be much higher than those of rapidly growing peers (e.g., Paylocity, Paycom, Ultimate) ADP management appears to have recently commented on SMB margin comparisons to Paychex: Management’s Explanation Is Not Credible ADP Representation Pershing Square Observations ADP’s explanation for its lower margin in its SMB business is not credible. However, ADP’s slow growth in the Mid- and Up-Market should drive high absolute margins in these segments, which should be substantially above those of rapidly growing peers, an argument which supports our sub-segment benchmarking of ADP’s potential “Management noted that its margins in the down market are below its competitor Paychex, but after normalizing for ADP’s faster down-market growth and higher sales costs as a result of that growth, both ADP and [Paychex’s] margins are similar.” - Darrin Peller, Barclays (Sep 19, 2017) FY11 – FY17 Operational Revenue Growth (%)

Illustrative Margin Opportunity by Sub-Segment

- We believe the majority of the near- to medium-term earnings increase in Employer Services will be driven by SMB, Mid-Market, and International
- Most of this margin expansion will be driven by basic operational efficiency

Illustrative Margin Bridge by Sub-Segment

	Estimated % of Revenue	Estimated Current Margin (%)[2]	Illustrative Structural Margin Potential (%)	Contribution (bps)	% of Total Uplift
Employer Services					
Small Business	~25%[1]	30%[3]	40%	250	15%
Mid-Market	~35%	20%	40%	699	43%
Enterprise	~20%	~8%	28%	400	25%
International	~20%	14%[4]	28%	273	17%
Employer Services (Operational)	**100%**	**19%**	**35%**	**1,622**	**100%**
Clients Funds Income		100%	100%		
Employer Services		**23%**	**39%**		

- Much of the revenue in Enterprise may be eligible for migration to Workforce Now which would accelerate the Enterprise-related margin increases

(1) ADP management has indicated SMB is approximately ~20% of ES revenue. We estimate this is likely closer to 25% of ES revenue.
(2) SMB and Enterprise margins estimated by PSCM. International based on 10-K disclosure (notably, adjusted to exclude an estimated $40m of float income). Mid-Market margins back-solved based on the blended ~19% operational margins.
(3) ADP CEO Carlos Rodriguez recently commented that ADP's SMB margins are "very close" to Paychex. (Source: CNBC, August 21, 2017) We suspect that likely does not compare ADP SMB on a like-for-like basis (excluding float, allocating corporate overhead), *but if it did*, it would suggest ADP is massively under-earning in the mid-market business.
(4) Based on SEC Form 10-K disclosure, adjusted to exclude an estimated ~$40m of float-income.

26

ADP Failed to Address the Following Questions:

1. What are ADP's margins by sub-segment?
2. Is ADP earning comparable margins to Paychex in its SMB segment?
3. Why is ADP's absolute labor productivity so much lower than peers?
4. Why do ADP's gross margins trail peers so significantly?
5. Is ADP's sprawling corporate footprint appropriate? (e.g. 6 corporate headquarters, etc.)
6. Does ADP's business structure (aligned around underlying client size) make sense for ADP's clients? What is the cost of this decision (in the form of siloed and duplicative service and support functions)?
7. What is the current roadmap for Enterprise migrations? What is the timeline and what are the milestones shareholders should use to evaluate management success?
8. Why were Solera and CDK able to effectively double margins within ~4-5 years of spinning out from ADP but ADP never captured this opportunity?

ADP's failure to address or acknowledge many of our arguments demonstrates a lack of commitment to a true "transformation"

27

ADP’s response fails to address the substance of our arguments ADP is fundamentally underperforming its potential and has an enormous margin improvement opportunity ADP’s board and management either (i) don’t recognize the magnitude of the opportunity, or (ii) are unwilling or unable to take the steps necessary to realize ADP’s full potential

Analysts Recognize ADP is Underperforming its Potential and that Margins Can Be Expanded “[Pershing Square] did break out a number of analytically sound points that can add up to a sizeable benefit. We particularly liked the points on the level of support (vs. service); product sprawl; siloed / unnecessarily complex organization and duplication. Our own checks suggest this may be true… ADP has been managed for risk-averse multi-year gain, it is appropriate to ask these tough questions and expect an answer on the likelihood of setting an aggressive target and trying to deliver on it.” – Ashwin Shirvaikar, Citi (Aug 17, 2017) “We believe there is likely a valid case for accelerated margin expansion at ADP, and there is merit in Pershing challenging the rate and pace at which ADP is driving efficiency in service delivery and addressing its legacy platforms. There is a 10-15 [percentage point] delta between ADP and competitor margins which cannot be easily explained by structural differences, ADP's business is more labor-intensive than peers, and examples exist (e.g., CDK) of successful margin expansion after spinning out of ADP.” – Lisa Ellis, Bernstein (Aug 31, 2017) “ADP gross margins are noticeably lower than peer [Paychex] and the software providers despite the company's significant scale. In addition, despite the comparison issues such as inclusion of pass through revenues, greater international exposure (higher growth/lower margins), and revenue mix, we believe the company has significant opportunity to expand margins… we agree that there are significant margin expansion opportunities and expect the activist involvement to potentially help drive greater focus on improving the Employer Services margins going forward.”– Bryan Keane, Deutsche Bank (Sep 5, 2017) “We agreed with many of the points highlighted by Pershing… There is an opportunity to further improve margins. ADP's revenue [per] employee lags competitors reflecting multiple platforms and redundant service centers.”– Mark Marcon, Baird (Aug 18, 2017)

ADP’s TSR is Overstated and its Performance Trails its Actual Peers

ADP Claims to Have Generated a 203% TSR… ADP Shareholder Letter ADP Investor Presentation “ADP’s Leadership has Delivered Results 203% Total Shareholder Return (TSR) under Carlos Rodriguez, significantly outperforming the S&P 500 and peers” ADP uses a purported 203% TSR over CEO Carlos Rodriguez’s tenure as a centerpiece of its activist defense campaign, and claims to be outperforming its “HCM-related” peers

...But ADP's Purported 203% TSR is Misleading

ADP has generated a 141% TSR when measured correctly[(1)]

ADP's purported 203% TSR calculation is misleading:	**Boost to TSR**
▶ **Wrong Start Date**: Uses the day after Carlos Rodriguez became CEO as the start date of the TSR calculation, which boosts the TSR by 10 percentage points as the stock declined 3.9% on the day of the new CEO announcement from $52.85 to $50.79	***+10ppts***
▶ **Does Not Use the Unaffected Price**: Uses an inflated intraday 12:00pm July 27th share price of $111.65, due to Pershing Square's rapid accumulation of ADP shares and market rumors of our investment, rather than the unaffected price of ~$97.08	***+41ppts***
▶ **Includes CDK Outperformance**: Includes the performance of CDK – after it was spun off by ADP – which is inconsistent with the methodology used in ADP's own SEC filings. ADP's board and management deserve no credit for CDK's post-spinoff performance which was boosted by activist investors and CDK's decision to pursue a transformation plan. The correct TSR calculation assumes a sale of the CDK shares on the day of spinoff and reinvestment of the proceeds in ADP's stock	***+12ppts***

ADP also uses a distorted peer group to assert its "outperformance"

Source: Capital IQ; Total Shareholder Return from November 8, 2011 to May 9, 2017, prior to Pershing Square's rapid accumulation of ADP shares and market rumors of our investment.
(1) Dividend adjusted share price, assuming dividends reinvested (including CDK proceeds reinvested at time of spin-off).

32

ADP’s Purported 203% TSR: Wrong Start Date, Boosting ADP’s Reported TSR by 10ppts ADP TSR calculation uses the November 9th closing price, the day after Mr. Rodriguez was named CEO, which boosts ADP’s reported TSR by 10ppts ADP Share Price (Week of Nov 7, 2011) ADP TSR Calculation Page 5, footnote 2: “ADP TSR of 203% is from close of 11/9/2011 to intraday 7/27/2017…” Mr. Rodriguez’s Actual Start Date ADP TSR starting point, after Mr. Rodriguez is named CEO Mr. Rodriguez actual start date – ADP press release distributed pre-market on November 9th Mr. Rodriguez’s Employment Agreement Form 8-K (November 8, 2011) (3.9)% Announced Pre-market on November 9th 7:46AM

ADP's Purported 203% TSR: Includes Increase in Share Price Due to Pershing Square's Rapid Accumulation & Market Rumors, Boosting ADP's Reported TSR by 41ppts

ADP Share Price & Spread in Share Volume vs. Prior 5 Year Avg. Daily Volume



May 3, 2017: ADP reports weak FY Q3 results, revises full year bookings downward again. Stock declines 6.2%
June 20, 2017: Goldman Sachs downgrades to neutral from buy – lowers price target from $115 to $108
July 11, 2017: Morgan Stanley lowers estimates, warns on 2018 guidance
ADP's TSR uses intraday price of $111.65
Rumors of PS's investment leaked to the market(2)
June 1, 2017: Evercore ISI downgrades to underperform – lowers price target from $95 to $85
July 18, 2017: Barclays downgrades from OW to EW – lowers price target from $110 to $105
May 10, 2017: PS begins buying ADP Stock
Unaffected Share Price ~$97
Volume spikes to ~6x the historical average volume(1,2)
Share Price
$118
$112
$106
$100
$94
Vol Spread vs. 5-Yr Avg.
6.0x
4.0x
2.0x
0.0x
1-May
10-May
19-May
31-May
9-Jun
20-Jun
29-Jun
11-Jul
20-Jul
25-Jul

Pershing Square's and our hedging counter party's purchases from May 10th to July 27th intraday at 12:00pm represented ~13% of total ADP volume traded during that period, and 28% of July 27th volume(3)

(1) Historical average based on the average of the prior 5 years' trading volume, aligned backward around FY Q4 earnings for proper comparability. (Source: Bloomberg)
(2) Our investment in ADP was definitively leaked to the market on or before July 25th - we were contacted by a media outlet on July 25th requesting confirmation of our investment.
(3) In determining Pershing Square's volume, we assume that all derivatives purchased (or sold, respectively) by Pershing Square resulted in a hypothetical delta-equivalent purchase (or sale, respectively) of common stock in the marketplace.

34

________________________________________________ In determining Pershing Square’s volume, we assume that all derivatives purchased (or sold, respectively) by Pershing Square resulted in a hypothetical delta-equivalent purchase (or sale, respectively) of common stock in the marketplace. Historical average based on the average of the prior 5 years’ trading volume, aligned backward around FY Q4 earnings for proper comparability. (Source: Bloomberg) Our investment in ADP was definitively leaked to the market on or before July 25th - we were contacted by a media outlet on July 25th requesting confirmation of our investment. On May 3th, pre-market, ADP released weak FY 2017 Q3 results, which included a reduction in FY guidance and bookings, causing ADP’s stock to decline by 6% from $104.01 to $97.51 Pershing Square begins its rapid accumulation of ADP stock on May 10th. The stock closed at $97.08 on the previous day (May 9th) From May 10th to July 27th Intraday at 12:00pm: No material news about the Company is released by ADP ADP’s stock is downgraded by 3 analysts, with 0 upgrades On July 27th, pre-market, ADP releases FY Q4 2017 earnings and FY 2018 guidance, which calls for FY 2018 EPS which are 4% below consensus Meanwhile, Pershing Square acquires a substantial ownership stake in ADP May 10th to July 27th at noon: Pershing Square’s and our hedging counterparty’s purchases represented ~13% of total ADP volume traded during that period, and 28% of July 27th volume (1) Aggregate volume over this period was ~2x historical levels (2) Late July: Pershing Square’s investment in ADP leaks to the market, causing ADP’s share price to spike with trading volume ~2x to 6x historical levels (2,3) ADP’s Purported 203% TSR: Includes Increase in Share Price Due to Pershing Square’s Rapid Accumulation & Market Rumors, Boosting ADP’s Reported TSR by 41ppts (cont’d.)

Analysts Agree That ~$97 is The Unaffected Price

- **Pershing Square's TSR analysis for ADP assumes an unaffected stock price of $97, ADP's closing price as of May 9th, prior to Pershing Square's rapid accumulation of ADP shares and rumors of our investment in ADP**

- **Analyst commentary confirms an unaffected price in the $94-100 range (mid-point ~$97):**

> *"Prior to the recent developments between ADP and activist investor Bill Ackman of Pershing Square, <u>many investors believed in a $95- $100 outcome for ADP</u> (as did we, with our prior $98 target)... "*
> **- Ashwin Shirvaikar, Citi (Aug 16, 2017)**

> *"Using ADP's historical premium to the S&P, <u>the stock would trade at $94-$100</u>, or 6-12% below current levels [if shareholders and the Board completely reject Pershing Square's proposals.]"*
> **- David Grossman, Stifel (Sep 12, 2017)**

> *"[W]e get asked all the time, how much of Ackman is in the stock? We think it's probably about 7-8% right now. <u>We'd expect the stock would probably be trading down around $100 if Pershing had not gotten involved.</u>"*
> **- Lisa Ellis, Bernstein (Sep 19, 2017)**

ADP's TSR calculation uses a Pershing Square-inflated stock price of $111.65, which boosts ADP's reported TSR by 41ppts

36

“We have done a deep dive in our organization and performed a comprehensive optimization analysis. As a result, we have developed and are in the process of implementing a compelling transformation plan to significantly increase profitability… “We will significantly expand margins. We are targeting 1,300 basis points of margin expansion over the next three years and a 35% EBITDA margin for fiscal 2018.” - Steve Anenen, President and CEO (Jun 16, 2015) CDK Transformation Plan Total Return 122% 51% ADP’s Purported 203% TSR: Includes CDK Outperformance; Boosts Reported TSR by 12ppts CDK vs. ADP Total Return(1) ________________________________________________ Source: Capital IQ; Dividend adjusted share price, assuming dividends reinvested. Total return from September 30, 2014 (the effective date of CDK’s spin-off from ADP) to July 25th, 2017. CDK’s rapid share price appreciation was driven by it’s board and management embracing activists’ recommendation of adopting and executing a transformation plan ADP does not deserve credit for CDK’s outperformance post spin-off. In fact, ADP is responsible for the underperformance of this business prior to spin-off

ADP’s Form 10-K TSR (FY 2017) In ADP’s calculation of its TSR in its own SEC filings, it treats the CDK spinoff as a dividend, assuming it is sold by shareholders on the day of spinoff and the proceeds are reinvested in ADP stock on that day. This is the correct methodology In determining its 203% TSR in this proxy contest, ADP assumes shareholders retain the CDK spinoff and includes its outperformance in return calculations, which boosts the TSR by 12ppts There is no legitimate basis for including CDK in management’s TSR, particularly when the actions which led to CDK’s outperformance were catalyzed by activists after CDK was no longer overseen by ADP’s board and management ADP’s SEC filings use the dividend reinvestment methodology when calculating its TSR 137% TSR using ADP’s SEC methodology ADP’s treatment of the CDK spinoff in its 203% TSR calculation is inconsistent with its own SEC filings ADP’s Purported 203% TSR: Includes CDK Outperformance; Boosts Reported TSR by 12ppts ADP’s TSR calculation incorrectly includes CDK’s outperformance post spin-off, which boosts the reported TSR by 12ppts

Paychex TSR: (1) (3) (2) 138% 8% (5%) 9% 150% 146% NA 150% Spread (%): 3% 2% 23% 14% 41% 5% NA 53% ADP’s Actual TSR Relative to Management’s Claim ADP management’s TSR is 141% when measured correctly ________________________________________________ Source: Capital IQ; Dividend adjusted share price. Assumes dividends reinvested (including CDK proceeds reinvested at time of spin-off). ADP announced the promotion of Carlos Rodriguez pre-market on November 9th, 2011 following his appointment as CEO on November 8, 2011. ADP’s current TSR calculation incorrectly uses the market close price on November 9th (vs. November 8th). ADP’s stock price declined 3.9% on the day of Rodriguez’s announcement. Pershing Square represented a significant percentage (~13%) of total ADP volume traded between May 10th and July 25th when rumors of our investment definitively leaked. Our investment in ADP was definitively leaked to the market on or before July 25th - we were contacted by a media outlet on July 25th requesting confirmation of our investment. ADP’s Actual 141% TSR vs. Management’s Purported “203%” TSR Rumors of PS & PS’ Rapid Accumulation (3) Wrong Start Date (1) Impact of CDK Inclusion Market Impact of PS’ Accumulation (2) Does Not Use the Unaffected Price

ADP's Selected Peer Group is Misleading

Pershing Square Observations

- ~91% of ADP's market-cap weighting of "HCM-Related Players" consists of Microsoft, Oracle, IBM and SAP which are largely non-HCM businesses
- Actual peers have essentially no weighting:
  - Paychex – ADP's single largest competitor and primary competitor in small-market – has only a 2% weighting
  - Workday and Ultimate Software – ADP's closest enterprise competitors – have only a collective 3% weighting
  - Paycom and Paylocity – ADP's competitors in its largest segment, mid-market – have only nominal exposure in ADP's methodology
  - 16% of ADP's profit comes from its PEO business, yet its selected peer group has only nominal exposure to the two pure-play PEO competitors (Insperity and TriNet)

ADP's "HCM-related players" Peer Group

	Market Cap ($M)	Weighting
Benefitfocus	1,116	0%
Cornerstone OnDemand	2,342	0%
IBM	135,152	12% ←
Insperity	1,522	0%
Intuit	35,656	3%
Microsoft	574,971	49% ←
Oracle	217,370	19% ←
Paychex	20,867	2%
Paycom	4,162	0%
Paylocity	2,475	0%
SAP	129,312	11% ←
The Sage Group	9,787	1%
TriNet	2,369	0%
Ultimate Software	7,007	1%
Workday	21,442	2%

ADP's Actual HCM Peer Group

	TSR Competitor Market-Cap Weighting	
Competitor	5 Year	1 & 3 Year
Paychex	67%	36%
Ultimate Software	20%	11%
Workday	0%	33%
Insperity	6%	3%
TriNet	0%	4%
Cornerstone OnDemand	7%	4%
Paycom	0%	7%
Paylocity	0%	4%
Total	**100%**	**100%**

(1) Estimated 2011-2017 CAGR. Based on Wall Street research, IDC (Payroll and HCM vendor share report) and ADP's 2015 Analyst Day presentation.
(2) Jan Siegmund. Q2'2016 Earnings Call. February 3, 2016.
(3) Bloomberg Best blended forward P/E multiple.

40

________________________________________________ Source: Capital IQ; Total Shareholder Return from November 8, 2011 to May 9, 2017, prior to Pershing Square’s rapid accumulation of ADP’s stock. Dividend adjusted share price, assuming dividends reinvested (including CDK proceeds reinvested at time of spin-off). Total Shareholder Return vs. Actual Competitors ADP’s actual total shareholder return is in line with Paychex, but trails Ultimate Software, Insperity, and Cornerstone OnDemand Total Return +222% +138% +141% +104% +293% +154% The above competitors are all HCM competitors which were public at the time of CEO Carlos Rodriguez’s appointment as CEO

ADP's Recent TSR in Context

HCM market participants have benefited from employment growth since 2009, trends in HCM Beyond Payroll offerings, ACA demand drivers, and earnings multiple expansion

- **Businesses which participate in attractive industries *should* have positive long-term performance, and thus *should* outperform the broader market (i.e., S&P 500)**
  - ADP participates in an attractive industry with good secular growth; the global HCM industry has grown 6-7% per annum in recent years(1)
- **ADP has benefited from numerous industry tailwinds in recent years**
  - Strong employment growth coming out of the recession, which drove 2.7% average pays per control growth from FY 2011 to 2017
  - Growth tailwinds as the HCM industry built out Beyond Payroll which provided a strong sell-in opportunity for an incumbent with a huge installed base (ADP has suggested sell-in has been half of bookings)(2)
  - Significant benefits from ACA
- **ADP-specific, non-operating, drivers have aided ADP's performance**
  - ADP's assumption of $2bn in corporate debt and associated buybacks
  - P/E Multiple expansion from ~15x to ~25x(3)

The critical question is not whether ADP, as a participant in a great industry, has outperformed the market, but rather – how has ADP performed relative to peers?

(1) Estimated 2011-2017 CAGR. Based on Wall Street research, IDC (Payroll and HCM vendor share report) and ADP's 2015 Analyst Day presentation.
(2) Jan Siegmund. Q2'2016 Earnings Call. February 3, 2016.
(3) Bloomberg Best blended forward P/E multiple.

42

ADP Trails Its Actual Peers Over All Relevant Periods Since Mr. Rodriguez Was Named CEO

ADP's actual TSR of 141% is 24ppts less than its actual HCM competitors' since Carlos Rodriguez's appointment as CEO

Since Carlos Rodriguez CEO Appointment (11/8/2011)



Total Return (%)
180%
160%
140%
120%
100%
-24%
141%
126%
165%
ADP
ADP "HCM-Related Players" (Market Cap Weighted)
Actual HCM Competitors (Market Cap Weighted)

TSR – 5 Year (from 5/9/2012)



Total Return (%)
160%
140%
120%
100%
80%
-12%
135%
110%
147%
ADP
ADP "HCM-Related Players" (Market Cap Weighted)
Actual HCM Competitors (Market Cap Weighted)

TSR – 3 Years (from 5/9/2014)



Total Return (%)
80%
70%
60%
50%
40%
-24%
52%
56%
76%
ADP
ADP "HCM-Related Players" (Market Cap Weighted)
Actual HCM Competitors (Market Cap Weighted)

TSR – 1 Year (from 5/9/2016)



Total Return (%)
40%
30%
20%
10%
0%
-11%
14%
30%
25%
ADP
ADP "HCM-Related Players" (Market Cap Weighted)
Actual HCM Competitors (Market Cap Weighted)

Source: Capital IQ; Total Shareholder Return. Dividend adjusted share price, assuming dividends reinvested (including CDK proceeds reinvested at time of spin-off).

(1) "Actual HCM Competitors" comprised of a market-cap weighted index of Paychex, Ultimate Software, Workday, Insperity, TriNet, Cornerstone OnDemand, Paycom and Paylocity.

43

Attacking The Messenger

ADP's Advisors Roll Out Activist Defense 101… We've Seen This Playbook Before

Tactic	CANADIAN PACIFIC (1)	ADP
"They Don't Understand"	"Pershing Square has demonstrated a lack of understanding of Canadian Pacific's business."	"Pershing Square and its director candidates have demonstrated a lack of knowledge and understanding of ADP and its current operations…"(3)
"Their Plan Isn't Specific"	"Pershing Square has disclosed no specific plan to achieve its stated operating ratio targets."	"Furthermore, Pershing Square has provided no clear roadmap on how it intends to accomplish the returns that it has targeted…"(4)
"It's Just Too Risky"	"Pershing Square's Proposal is Ill-Conceived and Introduces Unwarranted Risk to Shareholder Value."	"[Pershing Square's plan] presents major business risks for ADP. This could do serious harm to our client relationships, disrupt mission-critical technologies, and put ADP's client retention -- and by extension the ADP business model -- at significant risk."(5)
"We're Already Doing This"	"Canadian Pacific is Aggressively Executing a Successful, Value-Enhancing Plan."	"ADP's Corporate Strategy is Focused on Transformation… ADP has been pursuing this change at an aggressive yet responsible pace."(6)
"They Lack the Skills"	"Pershing Square's nominees who accompany Mr. Ackman have no evident railroad industry experience and add no other complementary industry experience."(2)	"The Board determined that none of the Pershing Square nominees would bring additive skills or experience to ADPs Board."(7)

(1) CP Proxy.
(2) CP Open Letter to Shareholders. January 9, 2012
(3) ADP Investor Presentation. September 12, 2017.
(4) ADP Stockholder Letter. September 14, 2017.
(5) *Id.*
(6) ADP Press Release. September 7, 2017.
(7) ADP Stockholder Letter. September 14, 2017.

45

Canadian Pacific: What We Said – What Happened

	CANADIAN PACIFIC	ADP
Existing Margins / Unaffected Share Price (1)	**19% / ~C$46**	**20% / ~$97**
Pershing Square Target Margins	**35% (Year 4)** (2)	**32% (Year 5)** (5)
Projected Future Share Price	**~C$140 (3 Years)** (2)	**~$220-$255 (4 Years)** (5)
Company Response to Pershing's Targets	*"Pershing Square's operating ratio targets for Canadian Pacific are unrealistic and lack credibility."* (3) *"Curves and grades is physics, and the dismissive comments by Mr. Harrison indicates a clear lack of research or understanding or both."* (4) *"Based on a comprehensive review, Oliver Wyman confirmed that CP's Multi-Year Plan 2014 target is ambitious, but achievable. And they also concluded that Pershing Square's stated OR target is both unrealistic and unachievable by 2015."* (4)	*"The ADP Board is concerned by Pershing Square's claim that ADP can increase its operating margins by an extreme 1,600 basis points from ADP's already strong and increasing margins."* (6)
Realized Margins	**39% (Year 4)**	
Realized Share Price	**~C$223 (3 Years)**	

(1) Share price prior to Pershing Square's rapid accumulation phase.
(2) Pershing Square. The Nominees for Management Change. February 6, 2012.
(3) CP Proxy.
(4) CP Analyst Day, March 27, 2012.
(5) Pershing Square. ADP: The Time is Now. August 17, 2017.
(6) ADP Press Release. September 7, 2017.

46

Our Plan is Prudent and Measured The vast majority of the steps required to improve ADP’s operating performance are basic improvements to ADP’s underlying management approach, organization design, and operating strategies, which will improve efficiency, client satisfaction, and long-term competitiveness Simply put, the vast majority of our proposed initiatives do not involve “touching” ADP’s clients, but rather improving ADP’s underlying operations These operational improvements can be addressed immediately and without risk to ADP’s business and client relationships Management and the board appear to be adopting elements of our so-called “risky” plan, including our suggestion to transition some Enterprise clients to Workforce Now(1) “[M]anagement provided more color on its Service Alignment real estate changes (began in FY17) and stated it could migrate some of the smaller Enterprise clients to its Workforce Now platform as Pershing suggested.”- Jeff Silber, BMO Capital Markets (Sep 13, 2017) ________________________________________________ We first suggested this as a strategy on August 17th. “One tidbit we found most interesting. The enterprise market has been a known challenge for ADP and perhaps one of Pershing’s most interesting points was that they argued a substantial portion of the enterprise market could run on WorkForce Now, ADP’s mid-market platform.” (Source: Stifel, Aug 17, 2017) Pershing Square is one of the largest shareholders of ADP. We intend to be long-term shareholders and will only propose changes that are in the company’s long-term best interests

ADP Mischaracterizes Pershing Square’s Engagement in an Attempt to Discredit the Messenger Pershing Square has had a 13D on file with the SEC since August 7, 2017 which provides a detailed overview of our holdings. We continue to beneficially own 8.3% of ADP’s shares outstanding. Excluding stock options, we are ADP’s 9th largest shareholder. As measured by dollars invested ($2.3 billion), we are the 3rd largest investor in the Company. As measured by beneficial ownership, we are the largest owner. “Pershing Square owns 2.0% of ADP’s common stock, not the 8.3% that the fund has represented since the start of its campaign” Pershing Square’s “Refusal to Engage Demonstrate a Clear Disregard for Responsible and Effective Shareholder / Corporate Engagement” “Pershing Square has no experience in the Technology sector” “Does Pershing Square Actually Understand ADP’s Business?” ADP’s Spin Reality “Pershing Square has wrongly characterized 28 million call options (right to buy the stock in the future) as ‘ownership.’” We own part of our position in deep-in-the-money options to provide a modest amount of non-recourse leverage. The options we own are very deep-in-the-money, have a multi-year duration and typically include a full pass-through of the underlying dividend. In practice, the options behave like common stock (a dollar for dollar increase/decrease in the value of the stock causes a comparable change in the value of the option). Pershing Square has consistently communicated our desire to work collaboratively with the board and management to maximize ADP’s potential. Claims to the contrary are contradicted by ADP’s own SEC proxy filing, which notes, as early as our meeting on August 3rd, our openness to board expansion as a solution and our willingness to work with current management. Since then we have proposed to negotiate a resolution of this proxy contest, but have been rejected by the board. This is false. Pershing Square has been an active investor in HCM including ADP from 2009-2011. Pershing Square also took a 14.9% activist stake in Ceridian (circa 2006-07) and joined its Board, which led to its sale to Thomas H. Lee and Fidelity National in November 2007. “[W]e thought Pershing clearly did its homework and scored some important points… [A]t this point, no investor, no analyst, NO ADVISOR, and probably few board members know more about problems in the company than Pershing Square.” (Gordon Haskett, 8/18/2017)

Framing the Decision

ADP is Highlighting the Wrong Director Choice For Shareholders ADP already has relevant technology experience on the board and we are NOT seeking to replace these directors – the directors we are replacing have no technology experience ADP says our directors are not qualified because they are not technology executives – that misses the point entirely ADP needs skills beyond technology expertise to effectuate a proper transformation. We are seeking to add directors with fresh perspectives and relevant expertise in business transformation and operating efficiency to accelerate the necessary changes required for ADP to achieve its full potential ADP’s Spin

Director Since: 2007 Observations: Retired industrial executive Chairs the Audit committee – Company has significantly decreased its disclosures despite business simplification Has overseen ADP’s underperformance relative to its peers and its potential Oversaw the spin-out of Dealer Services (CDK), an asset that was massively under-earning its potential No technology / HCM experience beyond ADP board role Director Since: 2005 Observations: Previous CEO of Air Products (“APD”), a business that was massively underperforming its potential. Pershing Square took an activist stake in APD and subsequently helped to transform the company Has overseen ADP’s underperformance relative to its peers and its potential Oversaw the sale of Claims Services (Solera) and spin-out of Dealer Services (CDK), assets which were massively under-earning their potential No technology / HCM experience beyond ADP board role Director Since: 2004 Observations: Serial director Dean of Columbia University's Graduate School of Business Economist by training Has overseen ADP’s underperformance relative to its peers and its potential Oversaw the sale of Claims Services (Solera) and spin-out of Dealer Services (CDK), assets which were massively under-earning their potential No technology / HCM experience beyond ADP board role We are Seeking to Replace ADP’s Longest-Tenured Directors John Jones (Board Chairman) Glenn Hubbard (Chair, Nominating & Governance) Eric Fast (Chair, Audit) The key question for shareholders is whether or not The Nominees for ADP’s Transformation are better positioned to help ADP achieve its potential than ADP’s longest-tenured directors who have each served on the board for a decade or more

The Nominees for ADP’s Transformation Bring Relevant Skills and Fresh Perspectives The Nominees for ADP’s Transformation Incumbent Long-Tenured Directors John Jones (Board Chairman) Glenn Hubbard (Chair, Nominating & Governance) Eric Fast (Chair, Audit) William Ackman (CEO of Pershing Square Capital Management, LP) Veronica Hagen (Chief Executive Officer of Polymer Group, Retired) Paul Unruh (Former Vice Chairman, Bechtel) Director since 2005 (12 years) Has overseen ADP’s underperformance relative to its peers and its potential No technology / HCM experience beyond ADP board role Divested assets which promptly doubled margins – didn’t see the opportunity Prior Chairman and CEO of Air Products. Led Air Products underperformance – under Mr. Jones tenure, fell behind direct competitor, Praxair Director since 2004 (13 years) Has overseen ADP’s underperformance relative to its peers and its potential No operating experience No technology / HCM experience beyond ADP board role Divested assets which promptly doubled margins – didn’t see the opportunity Director since 2007 (10 years) Has overseen ADP’s underperformance relative to its peers and its potential No technology / HCM experience beyond ADP board role Divested assets which promptly doubled margins – didn’t see the opportunity Has presided over significant reduction in disclosure despite business simplification Extensive management, financial and investment experience Significant experience as a public company board director including seven years as Chairman of Howard Hughes Corporation, which has generated a 217% TSR under his leadership Investments in public and private companies across a variety of industries provide valuable insight that can be applied to the benefit of ADP and the Board As one of the largest owners of ADP with a long-term outlook, completely aligned with shareholder base Extensive global executive leadership experience in competitive industries where focus on operational efficiency and productivity were paramount to long-term success Currently serves as a director of three large, highly respected publicly-traded companies, including having served as lead director of Southern Company Successfully led and sold her business (Polymer Group) to Blackstone; continued as CEO under oversight of private equity Personally invested over $300,000 in ADP common stock more than any current ADP director Held several senior leadership positions at Bechtel (including Vice Chairman and CFO); obtained technology, finance, human resources, legal, and strategic planning expertise Significant experience on audit committees of public company boards (currently Chair of Symantec’s Audit and Risk Committee) Instrumental in leading the cost and business transformation at Symantec as a member of a board subcommittee responsible for generating over $400 million of cost savings in a focused initiative Personally invested over $300,000 in ADP common stock more than any current ADP director

ADP's Attacks on Our Directors are Purposely Misleading and Intellectually Dishonest

ADP's Selective and Misleading Claims

Bill Ackman
- Director at Valeant—stock plummeted when company's accounting practices were questioned—resigned and sold entire position for $3 billion loss
- Director at J.C. Penney—resigned and sold entire position after stock declined materially while on the board
- Target—ran proxy fight for majority of the board and lost
- Borders—company declared bankruptcy and Pershing Square incurred losses

Veronica M. Hag
- Director at C … ous SEC filings over the past
- Director at Th … deceptive financial reporting
- Chair of Compensation Committee at Newmont—approved controversial excessive CEO compensation plan

V. Paul Unruh
- Director at privately-held Bechtel Enterprises for 25 years—resigned during a "financial crisis" at the company
- Director of Symantec Corp.—Chairman of the Audit Committee during ongoing shareholder litigation

Selective and Misleading – Intellectually Dishonest

ADP's dishonest tactics are not in the best interest of shareholders and obfuscate the real question at hand – Is ADP achieving its potential?

Pershing Square's Long-Term Track Record

- **Average return on 13Ds ~145%(1) vs. ~16% for the S&P 500 index over the same periods (Source: 13DMonitor)**
- ***Pershing Square returns since inception(2) are 523%(3), net of fees, versus 329%(4) for ADP and 184%(3) for the S&P over the same period***

ADP Highlights	But Forgets to Mention Pershing Square's 23 other 13D Investments…(1)
Valeant	Chipotle, Mondelēz International, Zoetis, Allergan
JCPenney	Freddie Mac, FannieMae, Air Products
Target	Platform Specialty Products Corporation, CP, Restaurant Brands International
Borders Group	Alexander & Baldwin, Inc., Beam, Fortune Brands
	Landry's, Howard Hughes
	GGP, Longs Drugs, Ceridian
	Wendy's, SPI, Plains Resources, Atlantic Realty

(1) See endnote 1.
(2) From January 1, 2004 to May 9, 2017.
(3) See endnote 2.
(4) CapIQ total return.

53

Pershing Square has Extensive Experience Driving Operational Transformations

Operational Transformations – Significant Margin Expansion

	CP	AIR PRODUCTS	zoetis
Investment Duration	2011 – 2016	2013 – 2017	2014 – 2016
Thesis	▪ High quality business under earnings it potential, best evidenced against direct peer ▪ New CEO to drive comprehensive operational efficiency initiative	▪ High quality, stable business ▪ Significantly under earnings relative to its potential, best evidenced against direct peer	▪ Great business, under earning its potential; spinout of Pfizer ▪ Comprehensive operational efficiency initiative
Outcome	▪ All 7 PSCM nominees elected to Board with >85% of the vote ▪ Hunter Harrison named CEO ▪ CP 2012 Analyst Day details mid-30s margin target by '16 ▪ CP announces strong earnings results, achieving margin expansion significantly ahead of original timeline	▪ Consensual resolution ▪ Three Directors added to the Board; CEO John McGlade to retire; CEO search commences ▪ Seifi Ghasemi named as CEO, enacts transformation plan driving up margins substantially and divesting non-core assets	▪ ZTS agrees to name PSCM member to Board and another independent director ▪ Management announces comprehensive operational efficiency initiative; outlined plan to increase operating margins from 25% in 2014 to ~34% in 2017
Existing EBIT Margins / PSCM Projected Margins	**19% (2011) / 35% (Year 4)**	**15% (2013) / ~20% (Year 4)**	**25% (2014) / 34% (Year 3)**
Realized Margins (%)	**39% (Year 4)**	**~22% (Year 4)[2]**	**2017 Guidance: 34% to 35%[1]**
Total Shareholder Return Through PSCM Hold Period[3]	**327% (35% annualized)**	**92% (16% annualized)**	**58% (22% annualized)**

Note: Excludes Chipotle, an ongoing investment, in its early stages. Each of the above case studies did not involve any significant change in strategy, they were premised on executing the existing strategy more successfully – driving significant margin expansion.

(1) https://zoetis.investorhq.businesswire.com/sites/zoetis.investorhq.businesswire.com/files/doc_library/file/ZoetisReportsSecondQuarter2017Results_PressRelease_080817.pdf
(2) Bloomberg consensus operating margin for FY 2017. APD's non-GAAP operating margin through FY Q3 is 21.3%.
(3) Based on the dividend adjusted share price from our initial purchases through the sale of PSCM's last share. (Source: Bloomberg)

54

A Vote for The Nominees for ADP’s Transformation The election of The Nominees for ADP’s Transformation would add to the board: A major shareholder’s perspective Fresh perspectives Relevant expertise in business transformation and operating efficiency Directors who are ADP shareholders with significant “skin in the game”(1) If elected, The Nominees for ADP’s Transformation will represent three of ten directors, with only one representative from Pershing Square These new directors will not have the ability to make unilateral changes to the company’s strategy or management, and instead will work with the other directors to seek consensus on the best outcome for all stakeholders While our nominees, if elected, will represent a minority of the board, their election by shareholders will provide a clear mandate for the reconstituted board to transform ADP into a more efficient, profitable and competitive company ________________________________________________ (1) Pershing Square has invested approximately $2.3 billion to acquire our stake in ADP. Our two independent nominees, Veronica M. Hagen and V. Paul Unruh, have each recently invested over $300,000 of their personal funds in ADP common stock. Together, Ms. Hagen and Mr. Unruh have made a larger investment of their out-of-pocket, personal funds in ADP than all ADP directors combined.

Appendix

________________________________________________ Source: Capital IQ; Dividend Adjusted Share Price. Competitor TSR in Detail ADP and Competitors Total Shareholder Return ADP underperforms a market-cap weighted benchmarking of its actual competitors across all relevant time periods ADP Paychex Ultimate Software Workday Insperity TriNet CSOD Paycom Paylocity Average Median Market- Cap Weighted TSR Measured Through May 9th, 2017 Since Nov 8, 2011 141% 138% 222% NA 293% NA 154% NA NA 202% 188% 165% Since Nov 9, 2011 151% 146% 231% NA 312% NA 163% NA NA 213% 197% 174% 5 Year (May 9, 2012) 135% 130% 179% NA 286% NA 103% NA NA 175% 155% 147% 3 Year (May 9, 2014) 52% 57% 76% 32% 197% 38% 5% 344% 183% 116% 66% 76% 1 Year (May 9, 2016) 14% 15% 10% 28% 30% 71% 6% 67% 29% 32% 28% 25% Since Nov 8, 2011 3% (81%) NA (152%) NA (13%) NA NA (61%) (47%) (24%) Since Nov 9, 2011 5% (80%) NA (162%) NA (12%) NA NA (62%) (46%) (23%) 5 Year (May 9, 2012) 5% (44%) NA (151%) NA 33% NA NA (39%) (20%) (12%) 3 Year (May 9, 2014) (4%) (24%) 21% (145%) 14% 47% (292%) (130%) (64%) (14%) (24%) 1 Year (May 9, 2016) (1%) 4% (14%) (16%) (57%) 8% (53%) (15%) (18%) (14%) (11%) ADP Relative Outperformance (Underperformance) TSR Starting Period:

Trading Volume in Detail



May 3, 2017: ADP reports mixed FY Q3 results, revises full year bookings downwards. Stock trades off 6.2%
May 10, 2017: PSCM begins rapid accumulation program – Pershing Square's beneficial ownership purchased from May 10th to July 27th represented 13% of total ADP volume traded over that time frame.
June 1, 2017: Evercore ISI downgrades ADP to underperform, lowers price target from $95 to $85
Definitive Market Leak(1)
July 11, 2017: Morgan Stanley lowers estimates, warns on 2018 guidance
June 20, 2017: Goldman Sachs downgrades ADP to neutral from buy – lowers price target from $115 to $108
Volume (mm)
Volume Spread (FY 2017 vs. Average of Prior 5 Years)
9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
6.0x
5.0x
4.0x
3.0x
2.0x
1.0x
0.0x
1-May
10-May
19-May
31-May
9-Jun
20-Jun
29-Jun
11-Jul
20-Jul
25-Jul
Volume Spread (FY 2017 vs. Average of Prior 5 Years)
Average FY 2012 - FY 2016
FY 2017

Source: Bloomberg.
Note: July 27th represents volume through mid-day only for all years for comparability purposes. Actual volume traded on 7/27/2017 spiked to 30m shares by day-end.
(1) Our investment in ADP had begun to leak to the market definitively by July 25th, as we were contacted by multiple parties requesting confirmation of investment. Although not publicly reported, we believe multiple funds were trading in ADP following market rumors of our involvement on July 25th and July 26th.

58

Endnotes Endnote 1: The companies shown on this page reflect all of the companies for which Pershing Square has filed a 13D. While the Pershing Square funds are concentrated and file 13Ds with respect to many if its investments, Pershing Square will own, and in the past has owned, a larger number of investments, including passive investments and hedging-related positions. All trademarks are the property of their respective owners. Endnote 2: Returns are for Pershing Square, L.P. (“PSLP”), the Pershing Square Fund with the longest track record. Net returns include the reinvestment of all dividends, interest, and capital gains; they assume that an investor has been invested in PSLP since inception and participated in any “new issues”, as such term is defined under Rules 5130 and 5131 of FINRA. Performance results are presented on a net-of-fees basis and reflect the deduction of, among other things: management fees, brokerage commissions, administrative expenses and accrued performance allocation (if any). The inception date for PSLP is January 1, 2004. In 2004, PSCM earned a $1.5 million (approximately 3.9%) annual management fee and performance allocation equal to 20% above a 6% hurdle from PSLP, in accordance with the terms of the limited partnership agreement of PSLP then in effect. That limited partnership agreement was later amended to provide for a 1.5% annual management fee and 20% performance allocation effective January 1, 2005. The net returns for PSLP set out in this document reflect the different fee arrangements in 2004, and subsequently, except that the tranche of interests subject to a 30% performance allocation and a 5% hard hurdle (non-cumulative) issued on January 1, 2017 is not reflected in the returns. In addition, pursuant to a separate agreement, in 2004 the sole unaffiliated limited partner paid PSCM an additional $840,000 for overhead expenses in connection with services provided unrelated to PSLP, which have not been taken into account in determining PSLP’s net returns. To the extent that such overhead expenses had been included as fund expenses, net returns would have been lower. November 2004 was an extraordinary month for PSLP, largely driven by the announcement of a merger between our first and second largest long investments.  You should not expect similar monthly performance on a regular or irregular basis in the future. Performance data for 2017 is estimated and unaudited. The market index shown above has been selected for purposes of comparing the performance of an investment in PSLP with a certain well-known, broad-based equity benchmark. The statistical data regarding the index has been obtained from Bloomberg and the returns are calculated assuming all dividends are reinvested. The index is not subject to any of the fees or expenses to which PSCM is subject. PSCM is not restricted to investing in those securities which comprise this index, its performance may or may not correlate to this index and it should not be considered a proxy for this index. The volatility of an index may materially differ from the volatility of PSCM’s portfolio. The S&P 500 is comprised of a representative sample of 500 large cap companies. The index is an unmanaged, float-weighted index with each stock's weight in the index in proportion to its float, as determined by Standard & Poor’s. The S&P 500 index is proprietary to and is calculated, distributed and marketed by S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC), its affiliates and/or its licensors and has been licensed for use. S&P® and S&P 500®, among other famous marks, are registered trademarks of Standard & Poor's Financial Services LLC.  © 2017 S&P Dow Jones Indices LLC, its affiliates and/or its licensors. All rights reserved

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

Pershing Square Capital Management, L.P. (“Pershing Square”) and certain of its affiliated funds have filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement and accompanying GOLD proxy card to be used to solicit proxies in connection with the upcoming annual meeting of stockholders (the “Annual Meeting”) of Automatic Data Processing, Inc. (the “Company”) and the election of a slate of director nominees at the Annual Meeting (the “Solicitation”). Stockholders are advised to read the proxy statement and any other documents related to the Solicitation because they contain important information, including information relating to the participants in the Solicitation. These materials and other materials filed by Pershing Square with the SEC in connection with the Solicitation are available at no charge on the SEC’s website at http://www.sec.gov. The definitive proxy statement and other relevant documents filed by Pershing Square with the SEC are also available, without charge, by directing a request to Pershing Square’s proxy solicitor, D.F. King & Co., Inc., 48 Wall Street, 22nd Floor, New York, New York 10005 (Call Collect: (212) 269-5550; Call Toll Free: (866) 342-1635) or email: ADP@dfking.com.

William A. Ackman, Veronica M. Hagen, V. Paul Unruh, Pershing Square, PS Management GP, LLC (“PS Management”), Pershing Square, L.P., Pershing Square II, L.P., Pershing Square International, Ltd., Pershing Square Holdings, Ltd. and Pershing Square VI Master, L.P. may be deemed “participants” under SEC rules in the Solicitation. William A. Ackman, Pershing Square and PS Management may be deemed to beneficially own the equity securities of the Company described in Pershing Square’s statement on Schedule 13D initially filed with the SEC on August 7, 2017 (the “Schedule 13D”), as it may be amended from time to time. Except as described in the Schedule 13D or the definitive proxy statement, none of the individuals listed above has a direct or indirect interest, by security holdings or otherwise, in the Company or the matters to be acted upon, if any, in connection with the Annual Meeting.